Acquisitions and Divestitures	9 Months Ended
Sep. 30, 2022
Business Combination and Asset Acquisition [Abstract]
Acquisitions and Divestitures

Note 7.   Acquisitions and Divestitures

The Company continually evaluates potential acquisitions that align with the Company’s strategy of accelerating the adoption of electric vehicles. The Company has completed a number of acquisitions that have been accounted for as purchases and have resulted in the recognition of goodwill in the Company’s Consolidated Financial Statements. This goodwill arises because the purchase prices for these businesses exceeds the fair value of acquired identifiable net assets due to the purchase prices reflecting a number of factors including the future earnings and cash flow potential of these businesses, the multiple to earnings, cash flow and other factors at which similar businesses have been purchased by other acquirers, the competitive nature of the processes by which the Company acquired the businesses and the complementary strategic fit and resulting synergies these businesses bring to existing operations.

For all acquisitions, the Company makes an initial allocation of the purchase price at the date of acquisition based upon its understanding of the fair value of the acquired assets and assumed liabilities. The Company obtains the information used for the purchase price allocation during due diligence and through other sources. In the months after closing, as the Company obtains additional information about the acquired assets and liabilities, including through tangible and intangible asset appraisals, and learns more about the newly acquired business, it is able to refine the estimates of fair value and more accurately allocate the purchase price.

The fair values of acquired intangibles are determined based on estimates and assumptions that are deemed reasonable by the Company. Significant assumptions include the discount rates and certain assumptions that form the basis of the forecasted results of the acquired business including earnings before interest, taxes, depreciation and amortization, revenue, revenue growth rates, royalty rates and technology obsolescence rates. These assumptions are forward looking and could be affected by future economic and market conditions. The Company engages third-party valuation specialists who review the Company’s critical assumptions and calculations of the fair value of acquired intangible assets in connection with significant acquisitions.

Only facts and circumstances that existed as of the acquisition date are considered for subsequent adjustment. The Company will make appropriate adjustments to the purchase price allocation prior to completion of the measurement period, as required. The Company has included tables for the respective acquisitions by calendar year below. Where a purchase price allocation is considered final this has been disclosed respectively.

In addition to evaluating potential acquisitions, the Company may divest certain businesses from time to time based upon review of the Company’s portfolio considering, among other items, factors relative to the extent of strategic and technological alignment and optimization of capital deployment, in addition to considering if selling the businesses results in the greatest value creation for the Company and for shareholders. Details and the impacts of any dispositions are noted below.

2022 Acquisitions

The Company has completed the below acquisition in the nine months ended September 30, 2022. The accompanying condensed consolidated financial statements include the operations of the acquired entities from their respective acquisition dates. All of the acquisitions have been accounted for as business combinations.

Energica Acquisition

On March 3, 2021, the Company entered into an investment agreement with Energica to acquire 20.0% of Energica share capital. On September 15, 2021, the Company announced it had entered into an agreement to launch a voluntary conditional tender offer in concert with the founders of Energica for shares of Energica, pursuant to which Ideanomics plans to increase its investment from 20.0% in Energica to 72.4%. The Energica founders shall continue to own approximately 27.6% of Energica.

On February 9, 2022, the Company wired €52.5 million (approximately $60.3 million) to an escrow account in order to facilitate and fund the conditional tender offer. On March, 7, 2022, the Company announced that it had achieved the 90.0% threshold for the conditional tender offer. The transaction received final approval from Italian regulatory authorities and closed on March 14, 2022.

Acquisition Method Accounting Estimates

The preliminary purchase price was $58.1 million including $2.0 million in cash obtained through the acquisition. The purchase price was paid in cash and funded from available cash resources. The table below summarizes the preliminary estimates of fair value of identifiable assets acquired and liabilities assumed in the acquisition of Energica. These preliminary estimates of the fair value are subject to revisions, which may result in an adjustment to the preliminary values presented below.

(Dollars in thousands)
Cash paid at closing, including working capital estimates	$58,140
Fair value of previously held interest	22,183
Fair value of non-controlling interest	24,778
Purchase price	$105,101

Allocated to:
Current assets	$19,708
Property and equipment, net	1,927
Intangible assets –Customer relationships	14,226
Intangible assets – Development technology	18,603
Intangible assets – Trademark and trade name	14,496
Goodwill	58,643
Other assets	2,775
Current liabilities	(16,894)
Other liabilities	(8,383)
Fair value of assets acquired, less liabilities assumed	$105,101

The useful lives of the intangible assets acquired is as follows:

Energica
Intangible assets – customer relationships	13.0
Intangible assets – development technology	8.0
Intangible assets – trademark and tradename	25.0
Weighted average	14.7

The estimated amortization expense related to these intangible assets for each of the years subsequent to September 30, 2022, is as follows (amounts in thousands):

2022 remaining	$809
2023	4,000
2024	4,000
2025	4,000
2026	4,000
2027 and beyond	28,145
Total	$44,954

Amortization expense related to intangible assets created as a result of the Energica acquisition for the three and nine months ended September 30, 2022 respectively was $1.0 million and $2.4 million.

The goodwill from the Energica acquisition represents future economic benefits that we expect to achieve as a result of the Energica acquisition, Goodwill is calculated as the excess of the consideration transferred over the net assets acquired and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. The goodwill is not expected to be deductible for tax purposes. Goodwill will not be amortized but instead will be tested for impairment at least annually and more frequently if certain indicators of impairment are present.

Revenue of $4.2 million and $8.8 million and net loss of $3.7 million and net loss of $8.8 million for the three and nine months ended September 30, 2022, respectively, have been included in the condensed consolidated financial statements. As the Company did not consolidate Energica in 2021 there are no results to disclose, these have been included in the unaudited proforma information below.

2021 Acquisitions

The Company completed the below acquisitions in 2021. The accompanying condensed consolidated financial statements include the operations of the acquired entities from their respective acquisition dates. All of the acquisitions have been accounted for as business combinations. Accordingly, consideration paid by the Company to complete the acquisitions is initially allocated to the acquired assets and liabilities assumed based upon their estimated acquisition date fair values. The recorded amounts for assets acquired and liabilities assumed are provisional and subject to change during the measurement period, which is up to 12 months from the acquisition date.

The acquisitions below are collectively defined as the 2021 Acquisitions. Management considers the valuations final for the 2021 Acquisitions.

Timios

On January 8, 2021 the Company purchased 100% of Timios and its affiliates, a privately held company, pursuant to a stock purchase agreement for a purchase price of $40.0 million, net of cash acquired of $6.5 million. The purchase price was paid in cash and pursuant to the Agreement, $5.1 million of the cash consideration was paid into escrow pending a one year indemnification review.

Timios is a nationwide title and settlement solutions provider, which has been expanding in recent years though offering innovative solutions for real estate transactions, including residential and commercial title insurance, closing and settlement services, as well as specialized offers for the mortgage industry. The Company expects Timios to become one of the cornerstones of the Company’s fintech business unit.

Revenue of $7.9 million and $15.5 million and net income of $2.2 million and a net loss $16.4 million for the three months ended September 30, 2022 and 2021, respectively, have been included in the condensed consolidated financial statements.

Revenue of $27.0 million and $62.4 million and net loss of $3.4 million and $10.6 million for the nine months ended September 30, 2022 and 2021, respectively, have been included in the condensed consolidated financial statements.

The final purchase price allocation for Timios is summarized in the table below in the “Acquisition Method Accounting Estimates” section of this note.

Refer to Note 10 for information related to an impairment charge recognized for the Timios reporting unit during the year ended December 31, 2021.

WAVE

On January 15, 2021 the Company purchased 100% of WAVE, a privately held company, pursuant to an agreement and plan of merger for a purchase price of $15.0 million of cash plus a total of 12.6 million unregistered shares of the Company’s common stock, valued at $40.0 million at the date of closing. Pursuant to the Wave Agreement, $5.0 million of the cash consideration was paid into escrow pending a one year indemnification review. The WAVE Agreement provided that 3.6 million shares of the Company’s common stock be held back at closing, to be released upon the receipt of certain customer consents not obtained prior to closing.

WAVE is a technology company focused on creating practical and economical solutions for the worldwide transit and off-road EV markets and is a leading provider of wireless charging solutions for medium and heavy duty EVs. The Company expects WAVE to create immediate synergies with its existing EV initiatives as it brings wireless charging to the Company’s current product offerings.

As of September 30, 2022, 0.5 million of the Company’s common stock remains unissued pending receipt of a final consent. Since receipt of this consent is probable, the Company has included the total common shares to be issued as contingent consideration as of the acquisition date of $11.4 million as of the acquisition date. Pursuant to the original agreement, if any such consent is not obtained within six months following the closing date, the portion of the common stock allocated to such consent in the agreement would not be issued to the sellers. The Company has extended the time frame for this contractual provision as the receipt of the consents is outside the control of the former WAVE shareholders.

In addition to the purchase price to be paid at closing, the WAVE Agreement contains three earnouts that could result in additional payments of up to $30.0 million to the sellers based upon: (1) revenue and gross profit margin metrics in calendar year 2021; (2) revenue and gross profit margin metrics in calendar year 2022; and (3) revenue and gross profit margin metrics for 2021 and 2022 collectively. The Company considers this earnout to be contingent consideration that as of the acquisition date is unlikely to occur and has therefore attributed zero value for purposes of the preliminary purchase price allocation. No earnout was earned for the period ending December 31, 2021. The Company will continue to monitor the fair value of this contingent considerations with any changes being recorded in the consolidated statement of operations if and when a change occurs.

The Company has also agreed to a performance and retention plan for the benefit of certain WAVE’s employees which could result in up to $10.0 million paid to such employees if certain gross revenue targets and certain gross profit margins are achieved for calendar years 2021 and 2022. The Company has concluded that this performance and retention plan does not constitute purchase consideration and will be recorded as compensation expense when the criteria are probable of being met. The Company has not accrued any of this retention plan as the revenue and gross profit margin criteria are not probable of being met.

Revenue of $0.8 million and $1.0 million and net loss of $4.1 million and $1.2 million, for the three months ended September 30, 2022 and 2021, respectively, have been included in the condensed consolidated financial statements.

Revenue of $2.0 million and $5.2 million and net loss of $11.0 million and $3.1 million for the nine months ended September 30, 2022 and 2021, respectively, have been included in the condensed consolidated financial statements.

The final purchase price allocation for WAVE is summarized in the table below.

Refer to Note 10 for information related to an impairment charge recognized for the WAVE reporting unit during the year ended December 31, 2021.

US Hybrid

On June 10, 2021, the Company purchased 100% of US Hybrid, a privately held company, pursuant to an agreement and plan of merger for a purchase price of $50.0 million in a combination of $30.0 million in cash and 6.6 million in unregistered shares of the Company’s common stock, valued at $20.9 million at the date of closing. Pursuant to the agreement, $1.0 million of cash consideration was paid into escrow pending a true up of net working capital within 90 days of the closing date. The agreement provided that the 6.6 million shares were paid into an indemnity escrow to satisfy future indemnification obligations of the selling shareholders, if any.

On July 12, 2022, the Company received 6.6 million shares of common stock back from the escrow agent pursuant to the triggering of a legal condition that permitted the Company to reclaim 100% of the shares held in escrow. The Company has concluded that the return of these shares do not constitute a change in the purchase consideration of US Hybrid and will account for this transaction as a Treasury Stock transaction in the third quarter is 2022.

US Hybrid specializes in the design and manufacturing of zero-emission electric powertrain components including traction motors, controllers, auxiliary drives, energy storage and fuel cell engines for electric, hybrid, and fuel cell medium and heavy-duty municipality vehicles, commercial trucks, buses, and specialty vehicles throughout the world. The Company expects US Hybrid to become another cornerstone in the Company’s mission to reduce commercial fleet greenhouse gas emissions through advanced EV technologies and forward-thinking partnerships.

The Company has also agreed to a performance and retention plan for the benefit of certain US Hybrid employees which could result in up to $16.7 million paid to such employees if certain gross revenue targets, gross profit margins and certain operational targets are achieved for calendar years 2021, 2022 and 2023. The Company has concluded that this performance and retention plan does not constitute purchase consideration and will be recorded as compensation expense when the criteria are probable of being met. As of September 30, 2022 the Company has not accrued any of this retention plan as the various criteria for 2021 were not met and the criteria for 2022 and 2023 are not probable of being met.

Revenue of $0.8 million and $1.3 million and net loss of $1.9 million and $0.7 million, for the three months ended September 30, 2022 and 2021, respectively, have been included in the condensed consolidated financial statements.

Revenue of $1.7 million and $1.6 million and net loss of $7.3 million and $0.8 million for the nine months ended September 30, 2022 and 2021, respectively, have been included in the condensed consolidated financial statements.

The final purchase price allocation for US Hybrid is summarized in the table below.

Refer to Note 10 for information related to an impairment charge recognized for the US Hybrid reporting unit during the year ended December 31, 2021.

Solectrac

On June 11, 2021, the Company purchased the remaining 78.6% of Solectrac, a privately held company, pursuant to an agreement and plan of merger for a purchase price of $18.0 million. The Company had previously acquired 21.4% of Solectrac in 2020. The Company now owns 100% of Solectrac. The purchase price was paid in cash and pursuant to the agreement $2.0 million of cash consideration was paid into an indemnity escrow to satisfy future indemnification obligations of the selling shareholders, if any. In conjunction with the acquisition of Solectrac, the Company remeasured the 21.4% previously accounted for as an equity method investment. The Company remeasured the previous equity investment by grossing up the value of the 21.4% equity ownership to reflect the proceeds paid to gain control of Solectrac. This remeasurement resulted in a gain of $2.9 million recorded in the year ended December 31, 2021, this was recorded in Gain on remeasurement of investment, in our consolidated statement of operations,

Solectrac is a manufacturer and distributor of clean agricultural equipment of 100% battery-powered, all-electric tractors for agriculture and utility operations. Solectrac tractors provide an opportunity for farmers around the world to power their tractors by using the sun, wind, and other clean renewable sources of energy. The Company expects Solectrac to create immediate synergies with its existing EV initiatives as it brings a rapidly growing agricultural sector to the Company’s current product offerings.

In addition to the purchase price to be paid at closing, the Solectrac Agreement contains three earnouts that could result in additional payments of up to $6.0 million to the sellers based upon: (1) revenue and gross profit margin metrics in calendar year 2021; (2) revenue and gross profit margin metrics in calendar year 2022; and (3) revenue and gross profit margin metrics in calendar year 2023. The Company considers this earnout to be contingent consideration that as of the acquisition date is probable to occur in certain years and has attributed $2.4 million as additional consideration for purposes of the preliminary purchase price allocation. Of the $2.4 million, $1.6 million was included in the purchase price allocation and $0.8 million has been recorded as an expense for the year ended December 31, 2021 in the consolidated statement of operations, other income (expense) caption. The Company will continue to monitor the fair value of this contingent consideration with any changes being recorded in the consolidated statement of operations if and when a change occurs.

The Company has also agreed to a performance and retention plan for the benefit of certain Solectrac employees which could result in up to $3.0 million paid to such employees if certain gross revenue targets, gross profit margins and certain operational targets are achieved for calendar years 2021, 2022 and 2023. The Company has concluded that this performance and retention plan does not constitute purchase consideration and will be recorded as compensation expense when the criteria are probable of being met. As of September 30, 2022 the Company has not accrued any of this retention plan as the various criteria are not yet probable of occurring.

Revenue of $3.2 million and $0.2 million net loss of $4.5 million and net income of $0.7 million for the three months ended September 30, 2022 and 2021, respectively, have been included in the condensed consolidated financial statements.

Revenue of $8.1 million and $0.4 million and net loss of $10.5 million and net income of $0.7 million for the nine months ended September 30, 2022 and 2021, respectively, have been included in the condensed consolidated financial statement

The final purchase price allocation for Solectrac is summarized in the table below.

Refer to Note 10 for information related to an impairment charge recognized for the Solectrac reporting unit during the year ended December 31, 2021.

Acquisition Method Accounting Estimates

The table below reflects the Company’s final purchase price allocations of the acquisition date fair values of the assets acquired and liabilities assumed for the 2021 Acquisitions (in thousands):

	Solectrac	US Hybrid	Timios	WAVE
Purchase Price
Cash paid at closing, including working capital estimates	$18,025	$30,139	$46,576	$15,000
Fair value of previously held interest	5,287	—	—	—
Fair value of common stock	—	20,877	—	28,616
Fair value of contingent consideration	1,640	—	—	11,418
Total purchase consideration	$24,952	$51,016	$46,576	$55,034

Purchase Price Allocation
Assets acquired
Current assets	2,700	3,793	7,292	2,820
Property, plant and equipment	30	5	429	—
Other assets	45	52	48	—
Intangible assets – tradename	4,210	1,740	8,426	12,630
Intangible assets – lender relationships	—	—	16,600	—
Intangible assets - technology	2,350	5,110
Intangible assets – patents	—	—	—	13,000
Intangible assets - non-compete	—	520	—	—
Intangible assets – licenses	—	—	1,000	—
Indefinite lived title plant	—	—	500	—
Goodwill	17,714	42,218	21,824	35,689
Total assets acquired	27,049	53,438	56,119	64,139

Liabilities assumed:
Current liabilities	(509)	(1,602)	(4,306)	(4,578)
Deferred tax liability	(1,588)	(820)	(5,237)	(4,527)
Total liabilities assumed	(2,097)	(2,422)	(9,543)	(9,105)

Net assets acquired	$24,952	$51,016	$46,576	$55,034

Intangible Assets

During the year-ended December 31, 2021 the Company identified impairment indicators related to the 2021 Acquisitions resulting from changing market conditions and sustained supply chain issues that negatively impacted the subsidiaries’ projections. The Company impaired all of the intangible assets for WAVE, US Hybrid and Solectrac. The intangibles assets related to Timios were partially impaired. Refer to Note 10 of the Form 10-K filed on September 2, 2022 for additional details of the impairment.

The table below represents the useful lives for the remaining intangibles assets related to the 2021 Acquisitions:

Timios
Intangible assets – tradename	15
Intangible assets – lender relationships	7
Intangible assets – licenses	15
Weighted average useful life	10

The estimated amortization expense adjusted for the impairment related to the remaining intangible assets for each of the years subsequent to September 30, 2022 is as follows (amounts in thousands):

2022 remaining	$358
2023	1,433
2024	1,433
2025	933
2026	933
2026 and beyond	5,307
Total	$10,397

Amortization expense related to the 2021 Acquisitions was $0.4 million and $1.2 million for three and nine months ended September 30, 2022 and was $1.7 million and $4.0 million for the three and nine months ended September 30, 2021.

Cumulative Goodwill, excluding any impairments, in the amount of $117.4 million was recorded as a result of the 2021 Acquisitions. The goodwill from the 2021 Acquisitions represent future economic benefits that we expect to achieve as a result of the acquisitions, Goodwill is calculated as the excess of the consideration transferred over the net assets acquired and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. The goodwill is not expected to be deductible for tax purposes for any of the 2022/2021 Acquisitions. Goodwill will not be amortized but instead will be tested for impairment at least annually and more frequent if certain indicators of impairment are present.

Refer to Note 10 for information related to an impairment charge recognized for the 2021 Acquisitions during the year ended December 31, 2021. This impairment charge reflected the impact of changing market conditions and sustained supply chain issues that negatively impacted the subsidiaries’ projections.

2021 and 2022 Transaction Costs

Transaction costs describe the broad category of costs the Company incurs in connection with signed and/or closed acquisitions. Transaction costs include expenses associated with legal, accounting, regulatory, and other transition services rendered in connection with acquisition, travel expense, and other non-recurring direct expenses associated with acquisitions.

●	The Company incurred transaction costs of $0.0 million and $0.4 million during the three and nine months ended September 30, 2022 related to the 2021 Acquisitions, immaterial acquisitions and other possible opportunities, other than Energica.
●	The Company incurred transaction costs of $0.0 million and $0.7 million during the three and nine months ended September 30, 2022, respectively, related to the Energica acquisition.

Transaction costs have been included in selling, general and administrative expenses in the condensed consolidated statements of operations and in cash flows from operating activities in the condensed consolidated statements of cash flows.

Unaudited Pro forma Financial Information

The unaudited pro forma results presented below include the effects of the Company’s acquisitions as if the acquisitions had occurred on January 1, 2021. The Company filed an Amended Form 8-K on April 6, 2021 to disclose unaudited pro forma financial information, and explanatory notes, related to the acquisition of Timios as it met the criteria of a significant acquisition. The remainder of the 2021 Acquisitions and the Energica acquisition did not meet the criteria of a significant acquisition, in aggregate or individually.

The pro forma adjustments are based on historically reported transactions by the acquired companies. The pro forma results do not include any material, nonrecurring adjustments directly attributable to the 2021 Acquisitions or the Energica acquisition. The pro forma results do not include any anticipated synergies or other expected benefits of the acquisitions. The unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the acquisitions occurred on January 1, 2021.

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
(Amounts in thousands, except per share and share data)

Total revenue	$24,278	$37,502	$87,003	$99,451

Net loss attributable to IDEX common shareholders	(45,850)	(54,568)	(112,555)	(76,217)

Earnings (loss) per share
Basic and Diluted	$(0.09)	$(0.11)	$(0.23)	$(0.17)

Weighted average shares outstanding
Basic and Diluted	494,061,205	477,214,431	496,392,410	440,151,607

Dispositions

Seven Stars Energy Pte. Ltd.

On February 9, 2022, the Company transferred its 51.0% interest in Seven Starts Energy Pte. Ltd. to Fan Yurong, a current shareholder of SSE, for a nominal amount.

The Company recognized a disposal loss of $0.5 million.as a result of the deconsolidation of SSE and such loss was recorded in “Loss on disposal of subsidiaries, net” in the condensed consolidated statements of operations for the nine months ended September 30, 2022.

Grapevine

On April 20, 2021, Ideanomics entered into a stock purchase agreement with FNL the owner and operator of the social media platform Hoo.be, pursuant to which Ideanomics made an investment into FNL, including cash, Ideanomics common stock, and 100% of the common stock outstanding of Grapevine, a wholly-owned subsidiary of the Company focused on influencer marketing. Subsequent to this transaction, the Company owned 29.0% of the outstanding common stock of FNL.

The Company recognized a disposal loss of $1.2 million as a result of the deconsolidation of Grapevine, and such loss was recorded in “Loss on disposal of subsidiaries, net” in the condensed consolidated statements of operations. Through its ownership in FNL, the Company has retained a 29.0% interest in Grapevine. The disposal loss of $1.2 million includes the adjustment recorded to adjust the retained interest of 29.0% in Grapevine to its fair value on the date of disposal. The fair value of the retained interest in Grapevine was determined based on the present value of estimated future cash flows which are Level 3 unobservable inputs in the fair value hierarchy. The Company prepared cash flow projections based on management’s estimates of revenue growth rates and operating margins, taking into consideration the historical performance and the current macroeconomic industry and market conditions.

Refer to Note 10 for additional information concerning the investment in FNL.